辦公場所租賃合同

出租方（甲方）：普立顧問有限公司

承租方（乙方）：Wanshan Resources Corp.

經雙方協商一致，簽訂本合同：

第一條 甲方將位於**香港灣仔駱克道 41 號東塔 6 層 602 室**出租給乙方作辦公場所使用。

第二條 租賃期限

租賃期共 **24** 個月，甲方從 **2010 年 6 月 1 日**起將出租房屋交付乙方使用，至 **2012 年 5 月 30 日**收回。

合同期滿後，如甲方仍繼續出租房屋的，乙方擁有優先承租權。 租賃合同因期滿而終止時，如乙方確實無法找到房屋，可與甲方協商酌情延長租賃期限。

第三條 租金

甲乙雙方議定**年租金 US$500 美金**。

第四條 租賃雙方的變更

1．如甲方按法定手續程式將房產所有權轉移給協力廠商時，在無約定的情況下，本合同對新的房產所有者繼續有效；

2. 甲方出售房屋，須在三個月前書面通知乙方，在同等條件下，乙方有優先購買權；

3. 乙方需要與第三人互換用房時，應事先征得甲方同意，甲方應當支持乙方的合理要求。

第五條　違約責任

1. 乙方逾期交付租金，除仍應補交欠租外，並按租金的 **3%** 以天數計算向甲方交付違約金。

4. 甲方向乙方收取約定租金以外的費用，乙方有權拒付。

5. 乙方擅自將承租房屋轉給他人使用，甲方有權責令停止轉讓行為，終止租賃合同。同時按約定租金的 **3%**，以天數計算由乙方向甲方支付違約金。

6. 本合同期滿時，乙方未經甲方同意，繼續使用承租房屋，按約定租金的 **3%**，以天數計算向甲方支付違約金後，甲方仍有終止合同的申訴權。

第六條　免責條件

1. 房屋如因不可抗拒的原因導致損毀或造成乙方損失的，甲乙雙方互不承擔責任。

2. 因市政建設需要拆除或改造已租賃的房屋，使甲乙雙方造成損失，互不承擔責任。

第七條　爭議解決的方式

本合同在履行中如發生爭議，雙方應協商解決；協商不成時，任何一方均可向香港仲裁委員會申請仲裁。

第八條　其他約定事宜

本合同一式 2 份，甲乙方各執 1 份。

出租方：普立顧問有限公司　　承租方：Wanshan Resources Corp

法定代表人：李君儀　　法定代表人：刘六云

簽約時間：2010 年 5 月 20 日